Filed pursuant to
                                                       Rule 497(e) under the
                                                       Securities Act of 1933,
                                                       as amended.
                                                       File No. 033-33980
                                                       File No. 811-06067


                    DIMENSIONAL INVESTMENT GROUP INC.

                       SUPPLEMENT TO PROSPECTUS
                          DATED MARCH 3, 1998


                    DFA International Value Portfolio II

     The description of the investment policies of the DFA International Value Portfolio II (the "Portfolio") is revised as follows:

     On September 1, 1998, the Malaysian government announced a series of capital and foreign exchange controls on the Malaysian currency, the ringgit, and on transactions on the Kuala Lampur Stock Exchange, that operate to severely constrain or prohibit foreign investors, including the corresponding series (the "Series") in which the Portfolio invests its assets, from repatriating assets. While there is some confusion in the market concerning the interpretations of these changes, it appears that the Series will not be permitted to convert the proceeds of the sale of its Malaysian investments into U.S. dollars prior to September 1, 1999.

     As a consequence of these developments, the Series has stopped trading securities in Malaysia. With respect to the current Malaysian investments owned by the Series, the Series is presently valuing the securities in good faith at fair value by discounting the current market prices of the Malaysian securities and discounting the U.S. dollar-ringgit currency exchange rate. Pending further clarification from Malaysian regulatory authorities regarding the controls identified above, the Series will treat its investments in Malaysian securities as illiquid.

     As of the date of this supplement, Malaysian securities constitute less than one percent of the net asset value of the Series.

               The date of this Supplement is September 10, 1998.

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